UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 25, 2013

MOJO ORGANICS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	333-148190	26-0884348
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

101 Hudson Street, 21st Floor, Jersey City, New Jersey	07302
(Address of Principal Executive Offices)	(Zip Code)

(201) 633-6519
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

On April 25, 2013 (the “Dismissal Date”), Mojo Organics, Inc. (the “Company”) dismissed Friedman LLP (“Friedman”) as its independent registered public accounting firm. The decision was approved by the Company’s board of directors. As of April 25, 2013, the Company engaged Liggett, Vogt & Webb, P.A. as its new independent registered public accounting firm.

Friedman’s report on the Company’s financial statements for the year ended December 31, 2011 did not contain an adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope, or accounting principles, except that the report was qualified as to the Company’s ability to continue as a going concern.

During  the year ended December 31, 2011, and from December 31, 2011 through the Dismissal Date,  there were no disagreements with Friedman on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which if not resolved to the satisfaction of Friedman, would have caused it to make a reference to the subject matter of the disagreement(s) in connection with its reports covering such periods. In addition, no “reportable events,” as defined in Item 304(a)(1)(v) of Regulation S-K, occurred within the period of Friedman’s engagement.

The Company provided Friedman with a copy of the disclosures made pursuant to this Item 4.01.  The Company requested Friedman to furnish a letter addressed to the Commission attached hereto as Exhibit 16.1, stating whether it agrees with such disclosures, and, if not, stating the respects in which it does not agree.

As indicated above, Liggett, Vogt & Webb, P.A. is the auditor for the Company.  During the two fiscal years prior to April 25, 2013, the Company did not consult Liggett, Vogt & Webb, P.A. regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed or the type of audit opinion that might be rendered on the Company’s financial statements, and either a written report was provided to the Company or oral advice was provided that Liggett concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a disagreement or a “reportable event” (as described in paragraph 304(a)(1)(v) of Regulation S-K).

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits.

16.1            Letter dated August 4, 2014, from Friedman LLP to Mojo Organics, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 4, 2014	MOJO ORGANICS, INC.

	By:	/s/ Glenn Simpson
Name: Glenn Simpson
Title: Chief Executive Officer